EXHIBIT 99.1

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

WaMu Mortgage Pass-Through Certificates
Series 2005-AR4
Mortgage Loans
Preliminary Collateral Information As of March 1, 2005

Total Current Balance:	477,368,551
Total Original Balance:	477,871,459

Number Of Loans:	752

			Minimum	Maximum
Average Current Balance:	$634,798.60		$350,000.00	$1,500,000.00
Average Original Amount:	$635,467.37		$359,700.00	$1,500,000.00

Weighted Average Gross Coupon:	5.116%		4.250	6.250%
Weighted Average Gross Margin:	2.650%		2.250	3.000%
Weighted Average Max Int Rate:	10.118%		9.250	11.250%
Weighted Average Periodic Rate Cap:	2.000%		2.000	2.000%
Weighted Average First Rate Cap:	5.000%		5.000	5.000%

Weighted Average Original Ltv:	66.74%		9.67	90.00%

Weighted Average Fico Score:	742		0	846

Weighted Average Original Term:	360	months	360	360	months
Weighted Average Remaining Term:	360	months	348	360	months
Weighted Average Seasoning:	0	months	0	12	months

Weighted Average Next Rate Reset:	60	months	48	60	months
Weighted Average Rate Adj Freq:	12	months	12	12	months
Weighted Average First Rate Adj Freq:	60	months	60	60	months

Weighted Average Prepay Oterm:	0	months	0	0	months

Top State Concentrations ($):	64.66 % California, 9.26 % New York, 2.83 % Washington
Maximum Zip Code Concentration ($):	1.58% 94010

First Pay Date:			Mar 01, 2004	May 01, 2005
Mature Date:			Feb 01, 2034	Apr 01, 2035

 The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
350,000 - 400,000	91	34,988,691.74	7.33
400,001 - 500,000	210	94,601,909.40	19.82
500,001 - 600,000	142	77,894,550.43	16.32
600,001 - 700,000	112	72,328,519.00	15.15
700,001 - 800,000	43	32,315,284.13	6.77
800,001 - 900,000	34	29,344,250.00	6.15
900,001 - 1,000,000	55	53,874,778.88	11.29
1,000,001 - 1,100,000	18	19,498,059.12	4.08
1,100,001 - 1,200,000	9	10,345,250.00	2.17
1,200,001 - 1,300,000	14	17,559,105.00	3.68
1,300,001 - 1,400,000	9	12,249,000.00	2.57
1,400,001 - 1,500,000	15	22,369,152.81	4.69
Total	752	477,368,550.51	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
4.25000 - 4.25000	3	2,998,330.00	0.63
4.25001 - 4.50000	12	6,987,217.04	1.46
4.50001 - 4.75000	16	10,216,277.96	2.14
4.75001 - 5.00000	269	175,776,116.46	36.82
5.00001 - 5.25000	330	205,141,080.85	42.97
5.25001 - 5.50000	105	66,185,623.20	13.86
5.50001 - 5.75000	15	9,246,350.00	1.94
5.75001 - 6.00000	1	445,000.00	0.09
6.00001 - 6.25000	1	372,555.00	0.08
Total	752	477,368,550.51	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.250 - 2.250	156	95,890,913.80	20.09
2.501 - 2.750	595	380,972,636.71	79.81
2.751 - 3.000	1	505,000.00	0.11
Total	752	477,368,550.51	100.00

 The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.250 - 9.250	3	2,998,330.00	0.63
9.251 - 9.500	12	6,987,217.04	1.46
9.501 - 9.750	16	10,216,277.96	2.14
9.751 - 10.000	269	175,776,116.46	36.82
10.001 - 10.250	328	204,256,293.44	42.79
10.251 - 10.500	104	65,735,623.20	13.77
10.501 - 10.750	16	9,696,350.00	2.03
10.751 - 11.000	1	445,000.00	0.09
11.001 - 11.250	3	1,257,342.41	0.26
Total	752	477,368,550.51	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PERIODIC RATE CAP:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.000	752	477,368,550.51	100.00
Total	752	477,368,550.51	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIRST RATE CAP:	Mortgage Loans	the Cutoff Date	the Cutoff Date
5.000	752	477,368,550.51	100.00
Total	752	477,368,550.51	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	752	477,368,550.51	100.00
Total	752	477,368,550.51	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
348 - 348	1	373,338.84	0.08
349 - 360	751	476,995,211.67	99.92
Total	752	477,368,550.51	100.00

 The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	663	421,037,044.54	88.20
1 - 6	82	50,585,667.13	10.60
7 - 12	7	5,745,838.84	1.20
Total	752	477,368,550.51	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEXT RATE RESET:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 58	27	17,844,663.83	3.74
59 - 59	62	38,486,842.14	8.06
60 - 60	663	421,037,044.54	88.20
Total	752	477,368,550.51	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE ADJ FREQ:	Mortgage Loans	the Cutoff Date	the Cutoff Date
12	752	477,368,550.51	100.00
Total	752	477,368,550.51	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIRST RATE ADJ FREQ:	Mortgage Loans	the Cutoff Date	the Cutoff Date
60	752	477,368,550.51	100.00
Total	752	477,368,550.51	100.00

 The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.67 - 10.00	1	532,000.00	0.11
10.01 - 15.00	2	1,719,200.00	0.36
15.01 - 20.00	1	407,000.00	0.09
20.01 - 25.00	2	1,500,000.00	0.31
25.01 - 30.00	10	7,473,500.00	1.57
30.01 - 35.00	12	7,777,600.88	1.63
35.01 - 40.00	16	11,929,000.00	2.50
40.01 - 45.00	19	13,324,750.00	2.79
45.01 - 50.00	17	12,403,000.00	2.60
50.01 - 55.00	36	26,735,691.67	5.60
55.01 - 60.00	40	29,888,851.21	6.26
60.01 - 65.00	72	52,487,395.53	11.00
65.01 - 70.00	107	82,929,199.80	17.37
70.01 - 75.00	192	112,132,688.42	23.49
75.01 - 80.00	220	114,161,791.08	23.91
80.01 - 85.00	1	409,529.71	0.09
85.01 - 90.00	4	1,557,352.21	0.33
Total	752	477,368,550.51	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	13	5,924,288.20	1.24
601 - 620	1	463,000.00	0.10
621 - 640	3	1,241,000.00	0.26
641 - 660	6	2,585,652.08	0.54
661 - 680	5	2,524,898.87	0.53
681 - 700	73	45,147,516.85	9.46
701 - 720	164	103,095,780.84	21.60
721 - 740	117	73,738,170.71	15.45
741 - 760	115	77,953,400.70	16.33
761 - 780	131	84,398,483.08	17.68
781 - 800	101	67,037,484.18	14.04
801 - 820	22	12,710,875.00	2.66
841 - 846	1	548,000.00	0.11
Total	752	477,368,550.51	100.00

 The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Reduced Documentation	301	206,412,647.76	43.24
VVOE	255	154,342,580.58	32.33
Full Documentation	176	104,818,669.84	21.96
SLN	20	11,794,652.33	2.47
Total	752	477,368,550.51	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
IO FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Interest Only	709	456,710,848.47	95.67
Non IO	43	20,657,702.04	4.33
Total	752	477,368,550.51	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	703	447,789,661.39	93.80
Second Home	49	29,578,889.12	6.20
Total	752	477,368,550.51	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	662	425,234,867.42	89.08
Condominium	89	51,508,083.09	10.79
Two-Four Family	1	625,600.00	0.13
Total	752	477,368,550.51	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	290	188,001,382.07	39.38
Purchase	302	187,746,528.88	39.33
Rate/Term Refinance	160	101,620,639.56	21.29
Total	752	477,368,550.51	100.00

 The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATES:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Arizona	18	12,474,674.00	2.61
Arkansas	1	400,000.00	0.08
California	483	308,680,292.13	64.66
Colorado	11	7,218,650.00	1.51
Connecticut	16	12,242,250.00	2.56
Florida	20	11,359,411.38	2.38
Georgia	5	2,458,300.00	0.51
Idaho	2	1,004,000.00	0.21
Illinois	21	11,726,907.87	2.46
Indiana	1	431,200.00	0.09
Louisiana	1	600,000.00	0.13
Maryland	6	3,406,750.00	0.71
Massachusetts	15	9,541,450.00	2.00
Michigan	4	3,110,500.00	0.65
Minnesota	4	1,901,636.00	0.40
Missouri	1	556,000.00	0.12
Montana	1	535,100.00	0.11
Nevada	10	7,303,450.00	1.53
New Jersey	20	11,093,250.12	2.32
New York	64	44,207,017.66	9.26
North Carolina	3	1,831,884.31	0.38
Oregon	4	3,149,950.00	0.66
Pennsylvania	3	1,679,150.00	0.35
South Carolina	3	1,558,500.00	0.33
Texas	1	644,500.00	0.14
Utah	1	403,000.00	0.08
Virginia	9	4,329,800.00	0.91
Washington	24	13,520,927.04	2.83
Total	752	477,368,550.51	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NORTH/SOUTH CA BREAKOUT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
CA-NORTH	252	158,968,310.62	33.30
CA-SOUTH	231	149,711,981.51	31.36
OUTSIDE CA	269	168,688,258.38	35.34
Total	752	477,368,550.51	100.00

 The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
TOP FIFTY ZIP CODE	Mortgage Loans	the Cutoff Date	the Cutoff Date
94010 Burlingame, CA	7	7,522,500.00	1.58
10021 New York, NY	6	5,014,500.00	1.05
85255 Scottsdale, AZ	6	4,513,500.00	0.95
94566 Pleasanton, CA	5	4,314,000.00	0.90
95070 Saratoga, CA	5	4,085,000.00	0.86
94506 Danville, CA	5	3,982,500.00	0.83
94025 Menlo Park, CA	4	3,904,000.00	0.82
94022 Los Altos, CA	4	3,682,000.00	0.77
94941 Muir Woods, CA	4	3,656,000.00	0.77
92677 Laguna Beach, CA	6	3,386,000.00	0.71
95032 Los Gatos, CA	5	3,348,000.00	0.70
92562 Murrieta, CA	4	3,330,000.00	0.70
90210 Beverly Hills, CA	4	3,221,000.00	0.67
89451 Incline Village, NV	3	3,006,000.00	0.63
92648 Beach Center, CA	4	2,911,000.00	0.61
90402 Santa Monica, CA	2	2,884,000.00	0.60
94925 Corte Madera, CA	4	2,833,900.00	0.59
90049 Brentwood, CA	3	2,809,800.00	0.59
95014 Cupertino, CA	4	2,758,000.00	0.58
95476 Sonoma, CA	4	2,547,500.00	0.53
94507 Alamo, CA	3	2,544,000.00	0.53
92130 San Diego, CA	3	2,514,690.00	0.53
92625 Corona del Mar, CA	2	2,490,355.00	0.52
94087 Sunnyvale, CA	3	2,485,000.00	0.52
92037 La Jolla, CA	3	2,483,875.00	0.52
85262 Scottsdale, AZ	2	2,469,999.00	0.52
92657 Newport Beach, CA	2	2,438,000.00	0.51
90272 Pacific Palisades, CA	3	2,400,500.00	0.50
91709 Chino Hills, CA	4	2,348,301.00	0.49
11021 Allenwood, NY	2	2,245,000.00	0.47
91604 Studio City, CA	3	2,193,490.00	0.46
60047 Kildeer, IL	3	2,156,500.00	0.45
91302 Calabasas, CA	2	2,137,000.00	0.45
94080 South San Francisco, CA	4	2,125,000.00	0.45
95746 Roseville, CA	2	2,124,000.00	0.44
92679 Trabuco, CA	3	2,098,000.00	0.44
94061 Redwood City, CA	3	2,080,000.00	0.44
10011 New York, NY	2	2,047,277.81	0.43
92009 Carlsbad, CA	3	2,038,893.13	0.43
90077 Barrington, CA	2	2,030,000.00	0.43
92808 Anaheim, CA	3	2,023,500.00	0.42
95138 San Jose, CA	2	2,000,000.00	0.42
94521 Concord, CA	4	1,999,851.56	0.42
94555 Fremont, CA	4	1,976,600.00	0.41
91316 Encino, CA	3	1,976,000.00	0.41
92651 Laguna Beach, CA	3	1,953,000.00	0.41
94401 San Mateo, CA	2	1,935,000.00	0.41
92101 San Diego, CA	3	1,917,200.00	0.40
93933 Marina, CA	4	1,909,500.00	0.40
89509 Reno, NV	4	1,854,750.00	0.39
Total	175	138,704,482.50	29.06